SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                             ____________________


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                             ____________________


       Date of Report (Date of earliest event reported):   July 9, 2002


                        THE DOE RUN RESOURCES CORPORATION
                        ---------------------------------
            (Exact name of registrant as specified in its charter)



        New York                      333-52285                 13-1255630
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(State or other jurisdiction   (Commission File Number)  (IRS Employer
Of incorporation)                                        Identification  Number)



1801 Park 270 Drive, St. Louis, Missouri                           63146
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(Address of principal executive offices)                         (Zip Code)



                                 (314) 453-7100
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               Registrant's telephone number, including area code:




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        (Former name or former address, if changed since last report)



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ITEM 5.     OTHER EVENTS.

            On June 6, 2002, The Doe Run Resources Corporation ("Doe Run") simultaneously commenced (a) a consensual cash tender offer pursuant to which it will spend up to $44,000,000 to purchase its outstanding 11.25% Senior Secured Notes due 2005, Series B; 11.25% Senior Notes due 2005, Series B; and Floating Interest Rate Senior Notes due 2003, Series B and (b) an exchange offer for the balance of the Old Notes (the "Offers").

            On July 9, 2002, Doe Run (i) distributed the Supplemental Disclosure to Exchange Offer, Cash Offer, Consent Solicitation and Senior Loan Participation dated June 6, 2002 (the "Offering Memorandum") attached as Exhibit
99.1 hereto, (ii) extended the expiration time of the Offers until 5:00 PM, New York City Time, on July 19, 2002 and (iii) issued the press release attached as
Exhibit 99.2 hereto. There can be no assurance that Doe Run will be able to consummate the Offers or any of the other transactions described in the Offering Memorandum.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (c)  Exhibits

                 99.1 Supplemental Disclosure, dated July 9, 2002, to Exchange Offer, Cash Offer, Consent Solicitation and Senior Loan Participation dated June 6, 2002.

                 99.2              Press Release dated July 9, 2002.



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            Forward-looking statements in this Form 8-K (and the exhibits attached hereto) are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "expect," "anticipate," "intend," "believe," "foresee" and similar expressions are intended to identify such forward-looking statements; however, this Form 8-K (and the exhibits attached hereto) also contains other forward-looking statements. Doe Run cautions that there are various important factors that could cause actual events to differ materially from those indicated in the forward-looking statements; accordingly, there can be no assurance that such indicated events will occur. Among such factors are: the involvement of Doe Run's secured and unsecured creditors in any restructuring negotiations; competitive pressure in Doe Run's market; business conditions in the mining and lead industry generally; general economic conditions and the risk factors detailed in the Exchange Offer, Cash Offer, Consent Solicitation and Senior Loan Participation dated June 6, 2002 and otherwise from time to time in Doe Run's periodic reports filed with the Securities and Exchange Commission. By making these forward-looking statements, Doe Run does not undertake to update them in any manner except as may be required by the Securities and Exchange Commission under federal laws.

                                    SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   THE DOE RUN RESOURCES CORPORATION

                                   By: /s/ Marvin Kaiser
                                       --------------------------------
                                       Name:  Marvin Kaiser
                                       Title: Executive Vice President and
                                              Chief Financial and Administrative
                                              Officer


Date:  July 9, 2002

                                INDEX TO EXHIBITS
                                -----------------


Item 601(a) of
Regulation  S-K                                                   Paper (P) or
Exhibit No.         Description                                   Electronic (E)
-----------         -----------                                   --------------

  99.1              Supplemental Disclosure, dated July 9, 2002,       (E)
                    to Exchange Offer, Cash Offer, Consent
                    Solicitation and Senior Loan Participation dated June 6, 2002.

  99.2              Press Release dated July 9, 2002.                  (E)